UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                  Date of Earliest Event Reported: May 21, 2004

                          Date of Report: May 21, 2004



                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
                                Ferrellgas, L.P.
                            Ferrellgas Finance Corp.
                 -----------------------------------------------

           (Exact name of registrants as specified in their charters)



          Delaware                001-11331                43-1698480
          Delaware                333-06693                43-1742520
          Delaware                000-50182                43-1698481
          Delaware                000-50183                14-1866671
     ------------------       -----------------       --------------------
       (States or other         Commission file        (I.R.S. Employer
       jurisdictions of             numbers            IdentificationNos.)
       incorporation or
         organization)





                   One Liberty Plaza, Liberty, Missouri 64068
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600

ITEM 9.  REGULATION FD DISCLOSURE

     On Thursday, May 27, 2004, Ferrellgas Partners, L.P. will report earnings for the third quarter ended April 30, 2004. James E. Ferrell, Chairman, President and Chief Executive Officer, will conduct a live teleconference on the Internet at http://www.firstcallevents.com/service/ajwz407014736gf12.html. The live webcast of the teleconference will begin at 3:00 p.m. Eastern Time.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FERRELLGAS PARTNERS, L.P.

                                           By Ferrellgas, Inc. (General Partner)


Date: May 21, 2004                         By /s/ Kevin T. Kelly
                                           -------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)




                                           FERRELLGAS PARTNERS FINANCE CORP.


Date: May 21, 2004                         By /s/ Kevin T. Kelly
                                           -------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)




                                           FERRELLGAS, L.P.

                                           By Ferrellgas, Inc. (General Partner)


Date: May 21, 2004                         By /s/ Kevin T. Kelly
                                           -------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)




                                           FERRELLGAS FINANCE CORP.


Date: May 21, 2004                         By /s/ Kevin T. Kelly
                                           -------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)